                               Table of Contents

                                        OVERVIEW
                          LETTER TO SHAREHOLDERS       1
                               ECONOMIC SNAPSHOT       2

                             PERFORMANCE SUMMARY
                               RETURN HIGHLIGHTS       4

                           PORTFOLIO AT A GLANCE
                                  CREDIT QUALITY       6
                   TWELVE-MONTH DIVIDEND HISTORY       6
                                TOP FIVE SECTORS       7
   NET ASSET VALUE AND COMMON SHARE MARKET PRICE       7
                Q&A WITH YOUR PORTFOLIO MANAGERS       8
                               GLOSSARY OF TERMS      11

                                  BY THE NUMBERS
                        YOUR TRUST'S INVESTMENTS      12
                            FINANCIAL STATEMENTS      19
                   NOTES TO FINANCIAL STATEMENTS      24
                  REPORT OF INDEPENDENT AUDITORS      28
                      DIVIDEND REINVESTMENT PLAN      29



       BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      31
                 TRUSTEE AND OFFICER INFORMATION      32

Regardless of the market environment, your investment goals don't go away.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 17, 2003

Dear Shareholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the
                  pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why
Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN DECEMBER 2002 SEEMED TO SUGGEST THE ECONOMY WAS EMERGING FROM ITS AUTUMN SOFT SPOT. RETAIL SALES AND INDUSTRIAL PRODUCTION RECORDED GAINS THAT SURPASSED EXPECTATIONS. BOTH NEW AND EXISTING HOME SALES CONTINUED TO REMAIN AT HISTORICALLY HIGH LEVELS. EVEN THE BELEAGUERED MANUFACTURING SECTOR ENJOYED SOME GOOD NEWS: THE INSTITUTE OF SUPPLY MANAGEMENT REPORTED THAT NEW ORDERS WERE SO ROBUST, THEY REGISTERED THE LARGEST MONTHLY INCREASE SINCE 1980. EQUALLY ENCOURAGING, INFLATION PRESSURES REMAINED STABLE THROUGHOUT THE REPORTING PERIOD--DESPITE RISING OIL PRICES.

AGAINST THIS BACKDROP, THE FEDERAL RESERVE MAINTAINED ITS ACCOMMODATIVE MONETARY POLICY WHICH, AS A RESULT, ALLOWED INTEREST RATES TO CONTINUE HOVERING AT THE LOWEST LEVELS IN DECADES.

YET, POCKETS OF WEAKNESS PERSISTED. DECEMBER'S JOB LOSSES WERE THE STRONGEST RECORDED IN RECENT MONTHS, CAUSING INVESTORS TO QUESTION THE SUSTAINABILITY OF ECONOMIC ACTIVITY MOVING FORWARD.

FURTHER CLOUDING THE ECONOMIC HORIZON, THE DOLLAR MOVED LOWER AS TRADERS AND INVESTORS QUESTIONED THE NEWLY APPOINTED TREASURY SECRETARY'S COMMITMENT TO A STRONG DOLLAR. WHILE THE DECLINING DOLLAR SEEMED LIKE ANOTHER DARK CLOUD, A POSSIBLE SILVER LINING REMAINS: DOLLAR WEAKNESS COULD TRANSLATE INTO IMPROVED EXPORTS IN 2003, FURTHER SUPPORTING ECONOMIC GROWTH.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 2000--December 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            0.7%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 2000--December 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 00                                                                      6.50%                              3.40%
                                                                            5.50%                              3.70%
                                                                            5.50%                              3.50%
Mar 01                                                                      5.00%                              2.90%
                                                                            4.50%                              3.30%
                                                                            4.00%                              3.60%
Jun 01                                                                      3.75%                              3.20%
                                                                            3.75%                              2.70%
                                                                            3.50%                              2.70%
Sep 01                                                                      3.00%                              2.60%
                                                                            2.50%                              2.10%
                                                                            2.00%                              1.90%
Dec 01                                                                      1.75%                              1.60%
                                                                            1.75%                              1.10%
                                                                            1.75%                              1.10%
Mar 02                                                                      1.75%                              1.50%
                                                                            1.75%                              1.60%
                                                                            1.75%                              1.20%
Jun 02                                                                      1.75%                              1.10%
                                                                            1.75%                              1.50%
                                                                            1.75%                              1.80%
Sep 02                                                                      1.75%                              1.50%
                                                                            1.75%                              2.00%
                                                                            1.25%                              2.20%
Dec 02                                                                      1.25%                              2.40%

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2002)

-----------------------------
NYSE Ticker Symbol - VIT
-----------------------------

-----------------------------------------------------------------------
One-year total return(1)                                    -22.99%
-----------------------------------------------------------------------
Five-year average annual total return(1)                     -5.65%
-----------------------------------------------------------------------
Ten-year average annual total return(1)                       2.82%
-----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                  3.76%
-----------------------------------------------------------------------
Commencement date                                          01/26/89
-----------------------------------------------------------------------

Distribution rate as a % of closing common share market
price(2)                                                     12.58%
-----------------------------------------------------------------------
Net asset value                                               $3.03
-----------------------------------------------------------------------
Closing common share market price                             $3.10
-----------------------------------------------------------------------
One-year high common share market price (01/18/02)            $4.99
-----------------------------------------------------------------------
One-year low common share market price (07/24/02)             $2.76
-----------------------------------------------------------------------
Preferred share rate(3)                                      1.380%
-----------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term debt investments)


As of December 31, 2002
- A/A................   5.6%   [PIE CHART]
- BBB/Baa............  19.5%
- BB/Ba..............  42.4%
- B/B................  30.0%
- CCC/Caa & below....   2.3%
- Non-Rated..........   0.2%
As of December 31, 2001
- A/A................   3.8%   [PIE CHART]
- BBB/Baa............  12.7%
- BB/Ba..............  38.3%
- B/B................  37.2%
- CCC/Caa & below....   7.9%
- Non-Rated..........   0.1%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the year ended December 31, 2002, for common shares)

[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
1/02                                                                            $0.0470
2/02                                                                            $0.0440
3/02                                                                            $0.0440
4/02                                                                            $0.0440
5/02                                                                            $0.0440
6/02                                                                            $0.0380
7/02                                                                            $0.0380
8/02                                                                            $0.0380
9/02                                                                            $0.0350
10/02                                                                           $0.0350
11/02                                                                           $0.0350
12/02                                                                           $0.0325

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                     DECEMBER 31, 2002                  DECEMBER 31, 2001
                                                                     -----------------                  -----------------
Gaming & Leisure                                                            14.1%                              9.2%
Energy                                                                      11.8%                              9.5%
Forest Products                                                              8.1%                              8.2%
Transportation                                                               7.1%                              5.8%
Housing                                                                      6.4%                              4.6%

Subject to change daily.

NET ASSET VALUE AND COMMON SHARE MARKET PRICE

(based upon quarter-end values--December 1992 through December 2002)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE               COMMON SHARE MARKET PRICE
                                                                      ---------------               -------------------------
12/92                                                                     $6.2300                            $7.2500
                                                                           6.6300                             8.0000
                                                                           6.7600                             8.3750
                                                                           6.6600                             8.3750
12/93                                                                      6.7400                             8.1250
                                                                           6.3300                             7.6250
                                                                           6.0600                             8.0000
                                                                           5.8500                             7.0000
12/94                                                                      5.6200                             5.5000
                                                                           5.8400                             6.1250
                                                                           6.0700                             6.6250
                                                                           6.1200                             6.3750
12/95                                                                      6.1900                             6.3750
                                                                           6.1600                             6.7500
                                                                           6.0500                             6.5000
                                                                           6.2000                             6.8750
12/96                                                                      6.3500                             6.7500
                                                                           6.2200                             6.7500
                                                                           6.3600                             7.3125
                                                                           6.4900                             7.3125
12/97                                                                      6.4700                             7.3750
                                                                           6.5300                             7.3125
                                                                           6.4400                             7.0000
                                                                           5.8900                             6.3125
12/98                                                                      5.8600                             6.3750
                                                                           5.7000                             6.4375
                                                                           5.4900                             6.3750
                                                                           5.1600                             5.9375
12/99                                                                      5.1000                             4.5000
                                                                           4.8400                             4.6250
                                                                           4.7500                             5.0000
                                                                           4.6800                             4.7500
12/00                                                                      4.2200                             4.1250
                                                                           4.5000                             5.0900
                                                                           4.2400                             4.7800
                                                                           3.7600                             4.5600
12/01                                                                      3.7800                             4.5400
                                                                           3.6200                             4.6700
                                                                           3.2200                             4.1000
                                                                           2.8800                             3.3500
12/02                                                                      3.0300                             3.1000

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's common share market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR THE VAN KAMPEN HIGH INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2002. THE TRUST IS MANAGED BY THE ADVISER'S HIGH YIELD TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE STEPHEN ESSER, MANAGING DIRECTOR; GORDON LOERY, EXECUTIVE DIRECTOR; AND DEANNA LOUGHNANE, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE TRUST'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST 12 MONTHS?

A   The 12-month period ended
December 31, 2002, was a highly volatile time in the high-yield market. The year got off to a strong start, with the credit markets well supported by strong economic activity in the first quarter of the year. At that point, the market consensus appeared to coalesce around expectations of continued economic strength.

    The market took a decided turn for the worse for the next six months. The primary culprit, at least initially, was the growing number and severity of corporate-governance scandals, including the bankruptcies of Adelphia and WorldCom. The latter had a particularly strong effect on the high-yield markets because of the large amount of bonds originating in the telecommunications sector. Economic fears also resurfaced when it became clear that a recovery in the second half was increasingly unlikely. Finally, continued weakness in corporate profits served to undermine both the credit and equity markets. These factors combined to make June and July two of the worst back-to-back months in the history of the high-yield market.

    As in the final months of 2001, the last two months of 2002 were somewhat more positive for high-yield bonds. While the corporate credit spreads over U.S. Treasuries remained fairly wide by historical standards, the high-yield market on the whole experienced a reversal of some of its previous losses as money began to flow back into the asset class.

    Issuance during the period was generally moderate. While it was off from the record highs of the late 1990s, corporations still managed to bring roughly $60 to $70 billion in new bonds to market. This supply of debt was relatively well balanced against demand over the course of the year; in fact, the level of issuance tended to vary with market demand. Economic uncertainty also led investors to favor bonds of higher credit quality. This was a continuation of a two-year trend, and stood in marked contrast to the period of 1997 through 1999 when lower-rated companies (many of them in the telecommunications sector) brought record amounts of bonds to market.

    That last wave of issuance of lower-quality bonds proved to be a major factor in the rising rate of defaults from 2000 through 2001. While defaults remained well above historical averages in 2002, they did appear to taper off and decline in the last months of the year.

Q   HOW DID THE TRUST PERFORM IN
    THIS ENVIRONMENT?

A   The trust continued to provide
shareholders with what we believe is an attractive level of income, as its monthly dividend of $0.0325 per share translates to a distribution rate of 12.58 percent based on the trust's common share market price as of December 31, 2002. For the 12-month period ended December 31, 2002, the trust generated a total return of -22.99 percent. This reflects a decrease in common share market price from $4.54 per share on December 31, 2001, to $3.10 per share on December 31, 2002.

    Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Investment return, share price and net asset value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Chase High Yield Index posted a total return of 2.17 percent for the same period. The Chase High Yield Index is a broad-based, unmanaged statistical composite of high yield securities. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT WERE THE KEY DRIVERS OF
    THE TRUST'S RELATIVE PERFORMANCE?

A   The trust's exposure to the cable
and telecom industries had the greatest impact on performance. These were two of the market's worst-performing sectors because of a combination of deteriorating industry fundamentals and high default rates. The trust also experienced the effects of poor security selection in a few select industries. On the positive side, our underweighted positions in utilities and airlines helped relative performance, as did good security selection in broadcasting.

Q   WHAT STRATEGIES DID YOU USE
    IN MANAGING THE TRUST?

A   At the portfolio level, we
continued to follow our strategy of rigorous bottom-up security analysis and selection. Our purchases were generally made with an eye to capitalizing on securities that had become oversold and as a result, offered compelling value. Our analysts were able to identify attractive opportunities across a wide range of sectors including chemicals, forest products, transportation, manufacturing and general industrial issues. These securities offered the additional benefit of giving the portfolio exposure to economically sensitive sectors that we anticipate should perform strongly when the economy turns the corner.

    In keeping with our bottom-up focus, we sold some of the portfolio's positions that no longer met our investment criteria. Some of these bonds had met their performance targets, while others experienced deteriorating fundamentals. Many of our sales were from the portfolio's holdings of telecommunications, cable and wireless securities. We also allowed market forces to reduce the portfolio's weightings in these sectors. By the end of the period, the trust was underweighted in these troubled sectors relative to its benchmark.

Q   WHAT IS YOUR OUTLOOK FOR THE
    HIGH-YIELD MARKET?

A   In spite of the strong upturn at
the end of the year, high-yield spreads remain at historically wide levels. These spreads are especially attractive considering that the default rate in the market appears to be declining and could very well fall further in the coming year. In our view, the relatively high quality of most of the issuance over the past few years bodes especially well for a continued decrease in default rates. Our economic research also indicates that the economy is likely to grow moderately in the coming year, perhaps somewhere in the range of 2 percent to 3 percent, which should also be supportive of the high-yield market.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, Moody's from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread; the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality ones. Normally, lower-quality issues provide higher yields to compensate investors for their additional credit risk.

DEFAULT: The failure to make required debt payments on time.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent, large swings in price.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

December 31, 2002
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                    COUPON     MATURITY      VALUE
          CORPORATE BONDS  174.7%
          AEROSPACE  2.2%
$  940    Sequa Corp. .................................    9.000%   08/01/09   $    907,100
                                                                               ------------
          BROADCASTING  3.7%
   745    Nextmedia Operating, Inc. ...................   10.750    07/01/11        786,906
   845    TV Azteca S.A. (Mexico)......................   10.500    02/15/07        765,781
                                                                               ------------
                                                                                  1,552,687
                                                                               ------------
          CABLE  8.4%
 1,425    British Sky Broadcasting (United Kingdom)....    7.300    10/15/06      1,483,459
 1,005    Charter Communication Holdings LLC...........    8.250    04/01/07        452,250
   975    EchoStar Communications Corp. ...............    9.250    02/01/06      1,023,750
   355    Quebecor Media, Inc. (Canada)................   11.125    07/15/11        328,819
 1,140    Telewest PLC (United Kingdom) (a)............    9.625    10/01/06        210,900
                                                                               ------------
                                                                                  3,499,178
                                                                               ------------
          CHEMICALS  8.6%
   330    Acetex Corp. (Canada)........................   10.875    08/01/09        351,450
   850    Equistar Chemicals L.P. .....................    8.500    02/15/04        841,768
   245    FMC Corp., 144A--Private Placement (b).......   10.250    11/01/09        265,825
   190    ISP Chemco, Inc. ............................   10.250    07/01/11        197,600
   900    ISP Holdings, Inc. ..........................   10.625    12/15/09        787,500
   260    Lyondell Chemical Co. .......................    9.875    05/01/07        250,900
   265    Lyondell Chemical Co. .......................    9.500    12/15/08        247,775
   230    Millennium America, Inc. ....................    7.000    11/15/06        223,387
   340    Millennium America, Inc. ....................    9.250    06/15/08        356,150
    50    PCI Chemicals Canada, Inc. (Canada)..........   10.000    12/31/08         35,443
    17    Pioneer Cos., Inc. ..........................    5.298    12/31/06         11,668
                                                                               ------------
                                                                                  3,569,466
                                                                               ------------
          CONSUMER PRODUCTS  0.7%
   265    Elizabeth Arden, Inc. .......................   11.750    02/01/11        274,275
                                                                               ------------

          DIVERSIFIED MEDIA  9.6%
   715    Alliance Atlantis Communications, Inc.
          (Canada).....................................   13.000    12/15/09        782,925
   450    AOL Time Warner, Inc. .......................    6.125    04/15/06        465,023
   630    K-III Communications Corp. ..................   10.250    06/01/04        621,337

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2002

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                    COUPON     MATURITY      VALUE
          DIVERSIFIED MEDIA (CONTINUED)
$  620    Mail Well I Corp. ...........................    9.625%   03/15/12   $    554,900
   500    MDC Corp., Inc. (Canada).....................   10.500    12/01/06        450,000
   115    RH Donnelley Fin Corp. I, 144A--Private
          Placement (b)................................    8.875    12/15/10        123,625
   280    RH Donnelley Fin Corp. I, 144A--Private
          Placement (b)................................   10.875    12/15/12        306,600
   315    Salem Communications Corp. ..................    7.750    12/15/10        315,787
   395    Six Flags, Inc. .............................    8.875    02/01/10        373,275
                                                                               ------------
                                                                                  3,993,472
                                                                               ------------
          ENERGY  21.1%
   910    BRL Universal Equipment......................    8.875    02/15/08        950,950
   570    Chesapeake Energy Corp. .....................    7.875    03/15/04        595,650
   545    Chesapeake Energy Corp. .....................    8.125    04/01/11        564,075
   365    El Paso Energy Partners LP, 144A--Private
          Placement (b)................................   10.625    12/01/12        375,037
 1,140    Frontier Oil Corp. ..........................   11.750    11/15/09      1,179,900
   715    Hanover Equipment Trust, 144A--Private
          Placement (b)................................    9.487    09/01/08        700,700
   215    Hanover Equipment Trust, 144A--Private
          Placement (b)................................    9.737    09/01/11        208,550
   275    Magnum Hunter Resources, Inc. ...............    9.600    03/15/12        293,562
   580    Port Arthur Finance Corp. ...................   12.500    01/15/09        640,867
   315    Stone Energy Corp. ..........................    8.250    12/15/11        329,175
   830    Tesoro Petroleum Corp. ......................    9.625    04/01/12        543,650
   570    Transocean, Inc. ............................    6.500    04/15/03        575,843
   685    Transocean, Inc. ............................    9.500    12/15/08        867,467
   815    Vintage Petroleum, Inc. .....................    7.875    05/15/11        798,700
   115    Westport Resources Corp., 144A--Private
          Placement (b)................................    8.250    11/01/11        121,325
                                                                               ------------
                                                                                  8,745,451
                                                                               ------------
          FINANCIAL  3.4%
   310    Banco Nacional de Comercio Exterior
          (Mexico).....................................    7.250    02/02/04        325,832
   410    Health Net, Inc. ............................    8.375    04/15/11        473,449
   585    Istar Financial, Inc. .......................    8.750    08/15/08        623,263
                                                                               ------------
                                                                                  1,422,544
                                                                               ------------
          FOOD & DRUG  0.0%
 1,570    Jitney-Jungle Stores America,
          Inc. (a) (c) (d).............................   12.000    03/01/06            157
                                                                               ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2002

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                    COUPON     MATURITY      VALUE
          FOOD & TOBACCO  11.1%
$1,100    Coca Cola Femsa S.A. (Mexico)................    8.950%   11/01/06   $  1,245,750
 1,150    Pepsi Gemex S.A. (Mexico)....................    9.750    03/30/04      1,250,625
 1,065    Smithfield Foods, Inc. ......................    7.625    02/15/08      1,043,700
 1,050    Smithfield Foods, Inc. ......................    8.000    10/15/09      1,076,250
                                                                               ------------
                                                                                  4,616,325
                                                                               ------------
          FOREST PRODUCTS  14.5%
   410    Abitibi-Consolidated, Inc. (Canada)..........    8.550    08/01/10        455,817
   590    MDP Acquisitions PLC, 144A--Private Placement
          (Ireland) (b)................................    9.625    10/01/12        616,550
   390    Norske Skog Canada Ltd. (Canada).............    8.625    06/15/11        394,875
 1,350    Owens-Brockway Glass Container, Inc. ........    8.875    02/15/09      1,397,250
   855    Pacifica Papers, Inc. (Canada)...............   10.000    03/15/09        908,438
   575    Radnor Holdings Corp. .......................   10.000    12/01/03        491,625
 1,790    Tembec Industries, Inc. (Canada).............    7.750    03/15/12      1,745,250
                                                                               ------------
                                                                                  6,009,805
                                                                               ------------
          GAMING & LEISURE  25.3%
   920    Harrahs Operating Co., Inc. .................    7.875    12/15/05        977,500
   230    Harrahs Operating Co., Inc. .................    8.000    02/01/11        265,674
   465    Hilton Hotels Corp. .........................    7.950    04/15/07        483,518
   950    HMH Properties, Inc. ........................    7.875    08/01/05        940,500
   845    Horseshoe Gaming LLC.........................    8.625    05/15/09        902,038
 1,425    International Game Technology................    7.875    05/15/04      1,489,125
 1,400    Mohegan Tribal Gaming Authority..............    8.125    01/01/06      1,480,500
   490    Park Place Entertainment Corp. ..............    7.875    12/15/05        499,800
   425    Park Place Entertainment Corp. ..............    8.875    09/15/08        452,659
   595    Prime Hospitality Corp. .....................    8.375    05/01/12        580,125
 1,075    Starwood Hotels & Resorts, 144A--Private
          Placement (b)................................    7.375    05/01/07      1,061,563
   780    Station Casinos, Inc. .......................    8.375    02/15/08        832,650
   475    Station Casinos, Inc. .......................    9.875    07/01/10        517,750
                                                                               ------------
                                                                                 10,483,402
                                                                               ------------
          HEALTHCARE  11.0%
   625    Amerisourcebergen Corp. .....................    8.125    09/01/08        668,750
   650    Fisher Scientific International, Inc. .......    7.125    12/15/05        663,000
   690    Fresenius Medical Care Capital Trust II......    7.875    02/01/08        681,375
   235    Fresenius Medical Care Capital Trust IV......    7.875    06/15/11        229,125
 1,045    HCA, Inc. ...................................    6.910    06/15/05      1,098,656
   155    Manor Care, Inc. ............................    8.000    03/01/08        164,300

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2002

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                    COUPON     MATURITY      VALUE
          HEALTHCARE (CONTINUED)
$  450    Omnicare, Inc. ..............................    8.125%   03/15/11   $    483,750
   635    Tenet Healthcare Corp. ......................    6.500    06/01/12        575,846
                                                                               ------------
                                                                                  4,564,802
                                                                               ------------
          HOUSING  11.5%
   545    CB Richard Ellis Service, Inc. ..............   11.250    06/15/11        504,125
   775    Louisiana Pacific Corp. .....................   10.875    11/15/08        837,000
   110    Nortek Holdings, Inc. .......................    9.250    03/15/07        113,575
   550    Schuler Homes, Inc. .........................    9.375    07/15/09        563,750
   420    Tech Olympic USA, Inc. ......................    9.000    07/01/10        409,500
   360    Tech Olympic USA, Inc., 144A--Private
          Placement (b)................................   10.375    07/01/12        342,000
 1,100    Toll Corp. ..................................    8.250    02/01/11      1,111,000
   825    Webb (Del E.) Corp. .........................   10.250    02/15/10        903,375
                                                                               ------------
                                                                                  4,784,325
                                                                               ------------
          INFORMATION TECHNOLOGY  3.2%
   425    Fairchild Semiconductor Corp. ...............   10.500    02/01/09        461,125
   850    Flextronics International Ltd. (Singapore)...    8.750    10/15/07        877,625
                                                                               ------------
                                                                                  1,338,750
                                                                               ------------
          MANUFACTURING  7.0%
   255    Case Corp. ..................................    6.250    12/01/03        247,416
   260    Case Credit Corp. ...........................    6.125    02/15/03        258,326
   740    Communications & Power Industries, Inc. .....   12.000    08/01/05        625,300
   360    Johnsondiversey, Inc., 144A--Private
          Placement (b)................................    9.625    05/15/12        380,700
   580    Manitowoc, Inc., 144A-- Private
          Placement (b)................................   10.500    08/01/12        604,650
   510    Trimas Corp., 144A--Private Placement (b)....    9.875    06/15/12        507,450
   290    Tyco Intl Group S.A. (Luxembourg)............    6.375    02/15/06        281,533
                                                                               ------------
                                                                                  2,905,375
                                                                               ------------
          METALS  3.2%
   280    Doe Run Resources Corp., Ser B (a)...........   11.250    03/15/05         57,400
 1,100    GS Technologies Operating,
          Inc. (a) (c) (d).............................   12.250    10/01/05         49,500
   370    Oregon Steel Mills, Inc., 144A--Private
          Placement (b)................................   10.000    07/15/09        377,400
   495    UCAR Finance, Inc. ..........................   10.250    02/15/12        396,000
 1,590    WCI Steel, Inc. .............................   10.000    12/01/04        429,300
                                                                               ------------
                                                                                  1,309,600
                                                                               ------------
          RETAIL  2.1%
   210    Big 5 Corp. .................................   10.875    11/15/07        219,450
   245    Gap, Inc. ...................................   10.550    12/15/08        268,275

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2002

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                    COUPON     MATURITY      VALUE
          RETAIL (CONTINUED)
$   80    Penney JC Co., Inc. .........................    7.600%   04/01/07   $     81,400
   295    Penney JC Co., Inc., 144A--Private
          Placement (b)................................    9.000    08/01/12        302,375
                                                                               ------------
                                                                                    871,500
                                                                               ------------
          SERVICES  7.0%
 1,345    Allied Waste North America, Inc. ............    8.875    04/01/08      1,371,900
 1,400    Waste Management, Inc. ......................    7.125    10/01/07      1,529,791
                                                                               ------------
                                                                                  2,901,691
                                                                               ------------
          TELECOMMUNICATIONS  1.3%
   165    Asia Global Crossing (Bermuda) (a) (c).......   13.375    10/15/10         18,769
   245    Exodus Communications, Inc. (a) (c) (d)......   11.250    07/01/08         14,693
   370    Focal Communications Corp. (a) (c)...........   11.875    01/15/10          9,250
   850    Frontier Corp. (a) (c).......................    6.000    10/15/03         46,750
   950    Global Crossing Holdings Ltd.
          (Bermuda) (a) (c)............................    9.125    11/15/06         33,250
   100    Globix Corp., 144A--Private
          Placement (b) (f)............................   11.000    05/01/08         72,737
 1,160    Metromedia Fiber Network, Inc. (a) (c) (d)...   10.000    12/15/09          2,900
   570    Nextlink Communications, Inc. (a) (c)........    9.625    10/01/07          3,563
   600    Nextlink Communications, Inc. (a) (c)........   10.500    12/01/09          3,750
   630    PSINet, Inc. (a) (c).........................   10.500    12/01/06         22,050
 1,255    WorldCom, Inc. (a) (c).......................    7.750    04/01/07        301,200
                                                                               ------------
                                                                                    528,912
                                                                               ------------
          TRANSPORTATION  12.7%
 1,520    Aetna Industries, Inc. (a) (c) (d)...........   11.875    10/01/06        243,200
   400    Autonation, Inc. ............................    9.000    08/01/08        406,000
   185    Collins & Aikman Products Co. ...............   11.500    04/15/06        156,325
   605    Collins & Aikman Products Co. ...............   10.750    12/31/11        579,288
   615    Dana Corp. ..................................    9.000    08/15/11        596,550
   460    Dura Operating Corp. ........................    8.625    04/15/12        464,600
   940    Ford Motor Credit Co. .......................    6.500    01/25/07        929,270
   455    General Motors Acceptance Corp. .............    7.500    07/15/05        479,429
   505    Intermet Corp. ..............................    9.750    06/15/09        457,025
   575    Lear Corp. ..................................    8.110    05/15/09        610,938
   425    Metaldyne Corp. .............................   11.000    06/15/12        350,625
                                                                               ------------
                                                                                  5,273,250
                                                                               ------------
          UTILITY  4.1%
   570    Calpine Corp. ...............................    8.625    08/15/10        245,100
    10    Calpine Corp. ...............................    8.500    02/15/11          4,400
   535    Dynegy Holdings, Inc. .......................    6.875    04/01/11        184,575
   455    Monongahela Power Co. .......................    5.000    10/01/06        439,698

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2002

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                    COUPON     MATURITY      VALUE
          UTILITY (CONTINUED)
$  635    PSEG Energy Holdings, Inc. ..................    9.125%   02/10/04   $    628,846
   220    PSEG Energy Holdings, Inc. ..................    8.625    02/15/08        183,915
                                                                               ------------
                                                                                  1,686,534
                                                                               ------------
          WIRELESS COMMUNICATIONS  3.0%
   285    American Cellular Corp. .....................    9.500    10/15/09         55,575
 1,105    Nextel Communications, Inc. .................    9.375    11/15/09      1,005,550
   182    Telecorp PCS, Inc. ..........................   10.625    07/15/10        196,560
                                                                               ------------
                                                                                  1,257,685
                                                                               ------------
TOTAL CORPORATE BONDS  174.7%...............................................     72,496,286
                                                                               ------------

          GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  3.5%
   545    Federal Republic of Brazil (Brazil)..........   11.250    07/26/07        418,287
   140    United Mexican States (Mexico)...............    8.375    01/14/11        158,550
   750    United Mexican States (Mexico)...............    8.625    03/12/08        863,625
                                                                               ------------
TOTAL GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS..........................      1,440,462
                                                                               ------------
                      DESCRIPTION
EQUITIES  0.7%
DecisionOne Corp. (3,033 common shares) (d) (e).............................              0
DecisionOne Corp. (6,670 common stock warrants) (d) (e).....................              0
Globix Corp. (11,697 common shares) (e).....................................         23,394
HCI Direct, Inc. (30,357 common shares) (d) (e).............................        236,784
Hosiery Corp of America, Inc. (500 common shares) (e).......................              5
McLeodUSA, Inc. (1,437 common stock warrants) (e)...........................            503
McLeodUSA, Inc. (648 preferred shares) (e)..................................          2,657
Pioneer Cos., Inc. (3,251 common shares) (e)................................          5,852
Star Gas Partners L.P. (264 limited partnership units)......................          4,884
VS Holdings, Inc. (11,316 common shares) (d) (e)............................          2,113
                                                                               ------------
TOTAL EQUITIES..............................................................        276,192
                                                                               ------------

TOTAL LONG-TERM INVESTMENTS  178.9%
  (Cost $88,415,172)........................................................     74,212,940
                                                                               ------------

REPURCHASE AGREEMENT  8.3%
State Street Bank & Trust Co. ($3,456,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated 12/31/02, to be sold
  on 01/02/03 at $3,456,202) (Cost $3,456,000)..............................      3,456,000
                                                                               ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2002

                                                                               MARKET
                      DESCRIPTION                                              VALUE
TOTAL INVESTMENTS  $187.2%
  (Cost $91,871,172).....................................................   $ 77,668,940
OTHER ASSETS IN EXCESS OF LIABILITIES  3.5%..............................      1,446,507
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (90.7%)..............    (37,630,267)
                                                                            ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...........................   $ 41,485,180
                                                                            ============

(a) Non-income producing as security is in default.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) This borrower has filed for protection in federal bankruptcy court.

(d) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(e) Non-income producing security.

(f) Payment-in-kind security.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2002

ASSETS:
Total Investments (Cost $91,871,172)........................  $ 77,668,940
Cash........................................................           446
Interest Receivable.........................................     1,702,089
Other.......................................................           772
                                                              ------------
    Total Assets............................................    79,372,247
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................        46,956
  Affiliates................................................         5,449
Trustees' Deferred Compensation and Retirement Plans........       136,398
Accrued Expenses............................................        67,997
                                                              ------------
    Total Liabilities.......................................       256,800
Preferred Shares (including accrued distributions)..........    37,630,267
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 41,485,180
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($41,485,180 divided by
  13,710,760 shares outstanding)............................  $       3.03
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 13,710,760 shares issued and
  outstanding)..............................................  $    137,108
Paid in Surplus.............................................    85,174,600
Accumulated Undistributed Net Investment Income.............    (1,274,014)
Net Unrealized Depreciation.................................   (14,202,232)
Accumulated Net Realized Loss...............................   (28,350,282)
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 41,485,180
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 1,000,000
  shares, 376 issued with liquidation preference of $100,000 per share)................................................  $ 37,600,000
                                                              ------------
NET ASSETS INCLUDING PREFERRED SHARES.......................  $ 79,085,180
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Interest....................................................  $  7,420,274
Dividends...................................................           607
Other.......................................................        44,279
                                                              ------------
    Total Income............................................     7,465,160
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................       606,008
Preferred Share Maintenance.................................       123,935
Legal.......................................................        36,577
Custody.....................................................        15,276
Trustees' Fees and Related Expenses.........................         8,438
Other.......................................................       179,626
                                                              ------------
    Total Expenses..........................................       969,860
                                                              ------------
NET INVESTMENT INCOME.......................................  $  6,495,300
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(11,284,395)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (15,949,872)
  End of the Period.........................................   (14,202,232)
                                                              ------------
Net Unrealized Appreciation During the Period...............     1,747,640
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $ (9,536,755)
                                                              ============
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $   (754,350)
                                                              ============
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $ (3,795,805)
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2002    DECEMBER 31, 2001
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $  6,495,300          $ 9,683,102
Net Realized Loss................................    (11,284,395)          (8,072,306)
Net Unrealized Appreciation During the Period....      1,747,640            2,051,508
Distributions to Preferred Shareholders:
  Net Investment Income..........................       (754,350)          (2,004,147)
                                                    ------------          -----------
Change in Net Assets Applicable to Common Shares
  from Operations................................     (3,795,805)           1,658,157

Distributions to Common Shareholders:
  Net Investment Income..........................     (6,306,907)          (7,732,621)
  Return of Capital Distribution.................       (198,341)                 -0-
                                                    ------------          -----------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON
  SHARES FROM INVESTMENT ACTIVITIES..............    (10,301,053)          (6,074,464)
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period..........................     51,786,233           57,860,697
                                                    ------------          -----------
End of the Period (Including accumulated
  undistributed net investment income of
  ($1,274,014) and ($1,386,700), respectively)...   $ 41,485,180          $51,786,233
                                                    ============          ===========

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      --------------------------------
                                                        2002      2001 (c)      2000
                                                      --------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD............  $   3.78    $   4.22    $   5.10
                                                      --------    --------    --------
  Net Investment Income.............................       .47         .71         .85
  Net Realized and Unrealized Gain/Loss.............      (.69)       (.44)       (.85)
  Common Share Equivalent of Distributions Paid to
    Preferred Shareholders:
    Net Investment Income...........................      (.06)       (.15)       (.26)
                                                      --------    --------    --------
Total from Investment Operations....................      (.28)        .12        (.26)
Distributions Paid to Common Shareholders:
  Net Investment Income.............................      (.46)       (.56)       (.61)
  Return of Capital Distributions...................      (.01)        -0-        (.01)
                                                      --------    --------    --------
NET ASSET VALUE, END OF THE PERIOD..................  $   3.03    $   3.78    $   4.22
                                                      ========    ========    ========
Common Share Market Price Per Share at End of the
  Period............................................  $   3.10    $   4.54    $  4.125
Total Return (a)....................................   -22.99%      23.76%       4.08%
Net Assets Applicable to Common Shares at End of the
  Period (In millions)..............................  $   41.5    $   51.8    $   57.9
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares (b)..............................     2.15%       1.98%       1.95%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (b)...................    14.42%      16.80%      18.05%
Portfolio Turnover..................................       82%         64%         62%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (b)..............................     1.12%       1.07%       1.04%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...................    12.75%      13.32%      12.48%
SENIOR SECURITIES:
Total Preferred Shares Outstanding..................       376         450         500
Asset Coverage Per Preferred Share (e)..............  $210,413    $215,081    $215,271
Involuntary Liquidating Preference Per Preferred
  Share.............................................  $100,000    $100,000    $100,000
Average Market Value Per Preferred Share............  $100,000    $100,000    $100,000

(a) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(b) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(c) As required, effective January 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02 and decrease the ratio of net investment income to average net assets applicable to common shares by .38%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d) Ratios reflect the effect of dividend payments to preferred shareholders.

(e) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------
      1999       1998       1997       1996       1995       1994       1993
------------------------------------------------------------------------------
    $   5.86   $   6.47   $   6.35   $   6.19   $   5.62   $   6.74   $   6.23
    --------   --------   --------   --------   --------   --------   --------
         .88        .91        .93        .94        .98       1.00       1.11
        (.75)      (.58)       .13        .15        .54       (.98)       .53
        (.22)      (.24)      (.24)      (.23)      (.25)      (.19)      (.14)
    --------   --------   --------   --------   --------   --------   --------
        (.09)       .09        .82        .86       1.27       (.17)      1.50
        (.67)      (.70)      (.70)      (.70)      (.70)      (.95)      (.99)
         -0-        -0-        -0-        -0-        -0-        -0-        -0-
    --------   --------   --------   --------   --------   --------   --------
    $   5.10   $   5.86   $   6.47   $   6.35   $   6.19   $   5.62   $   6.74
    ========   ========   ========   ========   ========   ========   ========
    $   4.50   $  6.375   $  7.375   $   6.75   $  6.375   $   5.50   $  8.125
     -21.20%     -4.33%     20.29%     17.34%     29.17%    -23.22%     26.12%
    $   70.0   $   80.4   $   88.7   $   87.0   $   84.8   $   77.1   $   92.3
       1.92%      1.85%      1.76%      1.87%      1.92%      1.96%      1.72%
      16.13%     14.56%     14.60%     15.32%     16.39%     16.33%     16.75%
         57%        65%       102%        92%       119%       110%        99%
       1.07%      1.09%      1.05%      1.11%      1.12%      1.16%      1.04%
      12.09%     10.77%     10.90%     11.58%     12.16%     13.31%     14.66%
         588        588        588        588        588        588        588
    $219,005   $236,742   $250,850   $247,974   $244,242   $231,106   $257,054
    $100,000   $100,000   $100,000   $100,000   $100,000   $100,000   $100,000
    $100,000   $100,000   $100,000   $100,000   $100,000   $100,000   $100,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Income Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide high current income, while seeking to preserve shareholders' capital through investment in a professionally managed diversified portfolio of high yield, fixed income securities. The Trust commenced investment operations on January 26, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Trust may invest in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Trust may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2002, the Trust had an accumulated capital loss carry forward for tax purposes of $26,230,148 which expires between December 31, 2003 and December 31, 2010. Of this amount, $1,028,010 will expire on December 31, 2003.

    At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $ 92,297,850
                                                                ============
Gross tax unrealized appreciation...........................    $  2,258,813
Gross tax unrealized depreciation...........................     (16,887,723)
                                                                ------------
Net tax unrealized depreciation on investments..............    $(14,628,910)
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                                                 2002          2001
Distributions paid from:
  Ordinary income...........................................  $7,081,715    $9,858,889
  Return of capital.........................................     198,341            --
                                                              ----------    ----------
                                                              $7,280,056    $9,858,889

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

book and tax basis reporting for the 2002 fiscal year have been identified and appropriately reclassified. Permanent differences of $695,393 relating to book to tax amortization differences were reclassified from accumulated undistributed net investment income to accumulated net realized loss, $16,750 relating to fee income received from tender offers were reclassified from accumulated undistributed net investment income to accumulated net realized loss, $198,341 relating to return of capital distributions were reclassified from accumulated undistributed net investment income to capital, and $1,670,578 relating to a portion of the capital loss carryforward that expired during the tax year ended December 31, 2002 were reclassified from accumulated net realized loss to capital.

    Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions and as a result of post-October losses which many not be recognized for tax purposes until the first day of the following fiscal year.

F. RECLASSIFICATIONS In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, the Trust has reclassified its Auction Market Preferred Shares ("AMPS") outside of permanent equity in the Net Assets section of the Statement of Assets and Liabilities. In addition, distributions to AMPS shareholders are now classified as a component of the "Net decrease in net assets applicable to common shares from operations" on the Statement of Operations and the Statements of Changes in Net Assets and as a component of the "Total from Investment Operations" on the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average daily net assets of the Trust.

    For the year ended December 31, 2002, the Trust recognized expenses of approximately $21,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended December 31, 2002, the Trust recognized expenses of approximately $28,700 representing Van Kampen

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $65,622,055 and $68,986,589, respectively.

4. AUCTION MARKET PREFERRED SHARES

The Trust has outstanding 376 shares of AMPS at a liquidation value of $100,000 per share. Dividends are cumulative and the rate is currently reset through an auction process every 28 days. The rate in effect on December 31, 2002 was 1.380%. During the year ended December 31, 2002, the rates ranged from 1.350% to 2.029%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense. The AMPS are redeemable at the option of the Trust in whole or in part at a price of $100,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the AMPS are subject to mandatory redemption if the tests are not met.

    On June 28, 2002, the Trust redeemed 37 shares of its AMPS with a liquidation value of $100,000 per share.

    On July 30, 2002, the Trust redeemed an additional 37 shares of its AMPS with a liquidation value of $100,000 per share.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen High Income Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen High Income Trust (the "Trust"), including the portfolio of investments, as of December 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to December 31, 2000, were audited by other auditors whose report, dated February 4, 2000, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the Trust's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen High Income Trust as of December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
February 7, 2003

DIVIDEND REINVESTMENT PLAN

    The Trust offers a Dividend Reinvestment Plan (the "Plan") in which Common Shareholders may elect to have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust. The service is entirely voluntary and you may join or withdraw at any time.

HOW TO PARTICIPATE

    If you wish to elect to participate in the Plan and your shares are held in your own name, call 1-800-341-2929 for more information and a brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 90 days written notice to all Participants in the Plan.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or capital gains distributions.

RIGHT TO WITHDRAW

    You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

         2800 Post Oak Blvd.
          Houston, TX 77056
        Attn: Closed-End Funds

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN HIGH INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Trust and their principal occupations for the last five years, other directorships held by the trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates. Trustees serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
David C. Arch (57)         Trustee      Trustee     Mr. Arch is Chairman and Chief Executive            37
Blistex Inc.                            since 1988  Officer of Blistex Inc., a consumer health
1800 Swift Drive                                    care products manufacturer, and former
Oak Brook, IL 60523                                 Director of the World Presidents
                                                    Organization-Chicago Chapter. Mr. Arch is also
                                                    a Trustee or Managing General Partner of other
                                                    investment companies advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
David C. Arch (57)         Mr. Arch is a member of
Blistex Inc.               the Board of Directors of
1800 Swift Drive           the Heartland Alliance, a
Oak Brook, IL 60523        non-profit organization
                           serving human needs based
                           in Chicago.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Rod Dammeyer (62)          Trustee      Trustee     Mr. Dammeyer is President of CAC, llc., a           37
CAC, llc.                               since 1988  private company offering capital investment
676 North Michigan Avenue                           and management advisory services. Mr. Dammeyer
Suite 2800                                          is also a Trustee or Managing General Partner
Chicago, IL 60611                                   of other investment companies advised by the
                                                    Advisers. Prior to February 2001, Mr. Dammeyer
                                                    was Vice Chairman and Director of Anixter
                                                    International, Inc. and IMC Global Inc. Prior
                                                    to July 2000, Mr. Dammeyer was a Managing
                                                    Partner of Equity Group Corporate Investment
                                                    (EGI), a company that makes private
                                                    investments in other companies. Prior to 1997,
                                                    Mr. Dammeyer was President, Chief Executive
                                                    Officer and a Director of Great American
                                                    Management & Investment, Inc., a diversified
                                                    manufacturing company.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Rod Dammeyer (62)          Mr. Dammeyer is a member
CAC, llc.                  of the Board of Directors
676 North Michigan Avenue  of TeleTech Holdings
Suite 2800                 Inc., Stericycle, Inc.,
Chicago, IL 60611          GATX Corporation,
                           Therasence, Inc. and
                           Peregrine Systems Inc.
                           and a member of the Board
                           of Trustees of the
                           University of Chicago
                           Hospitals and Health
                           Systems. Prior to July
                           2000, Mr. Dammeyer was a
                           member of the Board of
                           Directors of Allied Riser
                           Communications Corp.,
                           Matria Healthcare Inc.,
                           Transmedia Networks,
                           Inc., CNA Surety, Corp.
                           and Grupo Azcarero Mexico
                           (GAM). Prior to April
                           1999, Mr. Dammeyer was a
                           Director of Metal
                           Management, Inc. Prior to
                           1998, Mr. Dammeyer was a
                           Director of Lukens, Inc.,
                           Capsure Holdings Corp.,
                           Revco D.S., Inc., the
                           Chase Manhattan
                           Corporation National
                           Advisory Board and Sealy,
                           Inc. Prior to 1997, Mr.
                           Dammeyer was a Director
                           of Flacon Building
                           Products, Inc.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Howard J Kerr (67)         Trustee      Trustee     Mr. Kerr is a Trustee or Managing General           37
736 North Western Avenue                since 1992  Partner of other investment companies advised
P.O. Box 317                                        by the Advisers. Prior to 1998, Mr. Kerr was
Lake Forest, IL 60045                               the President and Chief Executive Officer of
                                                    Pocklington Corporation, Inc., an Investment
                                                    holding company.

Theodore A. Myers (72)     Trustee      Trustee     Mr. Myers is a financial consultant. Mr. Myers      37
550 Washington Avenue                   since 1988  is also a Trustee or Managing General Partner
Glencoe, IL 60022                                   of other investment companies advised by the
                                                    Advisers. Prior to 1998, Mr. Myers was a
                                                    Senior Financial Advisor (and, prior to 1997,
                                                    an Executive Vice President, Chief Financial
                                                    Officer and Director) of Qualitech Steel
                                                    Corporation, a producer of high quality
                                                    engineered steels for automotive,
                                                    transportation and capital goods industries.
                                                    Prior to 1997, Mr. Myers was a member of the
                                                    Arthur Andersen Chief Financial Officers'
                                                    Committee.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Howard J Kerr (67)         Mr. Kerr is a Director of
736 North Western Avenue   Canbra Foods, Ltd., a
P.O. Box 317               Canadian oilseed
Lake Forest, IL 60045      crushing, refining,
                           processing and packaging,
                           operations, the Marrow
                           Foundation and Lake
                           Forest Bank & Trust.

Theodore A. Myers (72)     Mr. Myers is a Director
550 Washington Avenue      of Met Life Investors
Glencoe, IL 60022          (formerly known as COVA
                           Financial Life
                           Insurance). Prior to
                           1997, Mr. Myers was a
                           Director of McLouth
                           Steel.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Hugo F. Sonnenschein (62)  Trustee      Trustee     Mr. Sonnenschein is President Emeritus and          37
1126 E. 59th Street                     since 1994  Honorary Trustee of the University of Chicago
Chicago, IL 60637                                   and the Hutchinson Distinguished Service
                                                    Professor in the Department of Economics at
                                                    the University of Chicago. Prior to July 2000,
                                                    Mr. Sonnenschein was President of the
                                                    University of Chicago. Mr. Sonnenschein is a
                                                    member of the Board of Trustees of the
                                                    University of Rochester and a member of its
                                                    investment committee. Mr. Sonnenschein is a
                                                    member of the National Academy of Sciences,
                                                    the American Philosophical Society, and a
                                                    fellow of the American Academy of Arts and
                                                    Sciences. Mr. Sonnenschein is also a Trustee
                                                    or Managing General Partner of other
                                                    investment companies advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Hugo F. Sonnenschein (62)  Mr. Sonnenschein is a
1126 E. 59th Street        Director of Winston
Chicago, IL 60637          Laboratories, Inc.

INTERESTED TRUSTEES*:

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INTERESTED TRUSTEE         TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Richard F. Powers, III*    Chairman     Trustee     Mr. Powers is Chairman of the Board. Trustee/       92
(57)                                    since 1999  Director of funds in the Fund Complex. Prior
1 Parkview Plaza                                    to December 2002, Mr. Powers was Chairman,
Oakbrook Terrace, IL                                Director, President, Chief Executive Officer
60181                                               and Managing Director of Van Kampen; Chairman,
                                                    Director, Chief Executive Officer and Managing
                                                    Director of the Advisers, Distributor, Van
                                                    Kampen Advisors Inc. and Van Kampen Management
                                                    Inc.; Director of other subsidiaries of Van
                                                    Kampen; and Chief Sales and Marketing Officer
                                                    of Morgan Stanley Asset Management Inc. Prior
                                                    to May 1998, Mr. Powers was Executive Vice
                                                    President; and Director of Marketing of Morgan
                                                    Stanley and Director of Dean Witter Discover &
                                                    Co. and Dean Witter Realty. Prior to 1996, Mr.
                                                    Powers was Director of Dean Witter Reynolds
                                                    Inc.

Wayne W. Whalen* (63)      Trustee      Trustee     Mr. Whalen is a Partner in the law firm of          92
333 West Wacker Drive                   since 1988  Skadden, Arps, Slate, Meagher & Flom
Chicago, IL 60606                                   (Illinois), legal counsel to certain funds
                                                    advised by the Advisers. Mr. Whalen is a
                                                    Trustee, Director or Managing General Partner
                                                    of other funds advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE      HELD BY TRUSTEE
Richard F. Powers, III*
(57)
1 Parkview Plaza
Oakbrook Terrace, IL
60181

Wayne W. Whalen* (63)
333 West Wacker Drive
Chicago, IL 60606

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person to certain of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Mr. Powers is an interested person of such funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  TRUST           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                               since 1998  Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Executive Vice
Houston, TX 77056                                             President and Chief Investment Officer of funds in the Fund
                                                              Complex. Prior to December 2000, Executive Vice President
                                                              and Chief Investment Officer of Van Kampen Investments, and
                                                              President and Chief Operating Officer of the Advisers. Prior
                                                              to April 2000, Executive Vice President and Chief Investment
                                                              Officer for Equity Investments of the Advisers. Prior to
                                                              October 1998, Vice President and Senior Portfolio Manager
                                                              with AIM Capital Management, Inc. Prior to February 1998,
                                                              Senior Vice President and Portfolio Manager of Van Kampen
                                                              American Capital Asset Management, Inc., Van Kampen American
                                                              Capital Investment Advisory Corp. and Van Kampen American
                                                              Capital Management, Inc.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  TRUST           SERVED    DURING PAST 5 YEARS
Mitchell M. Merin (49)        President and       Officer     President and Chief Executive Officer of funds in the Fund
1221 Avenue of the Americas   Chief Executive     since 2002  Complex since November 2002. Trustee/Director of certain
New York, NY 10020            Officer                         funds in the Fund Complex since 1999. President and Chief
                                                              Operating Officer of Morgan Stanley Investment Management
                                                              since December 1998. President and Director since April 1997 and Chief Executive Officer since June 1998 of Morgan
                                                              Stanley Investment Advisors Inc. and Morgan Stanley Services
                                                              Company Inc. Chairman, Chief Executive Officer and Director
                                                              of Morgan Stanley Distributors Inc. since June 1998.
                                                              Chairman since June 1998, and Director since January 1998 of
                                                              Morgan Stanley Trust. Director of various Morgan Stanley
                                                              subsidiaries. President of the Morgan Stanley Funds since
                                                              May 1999. Previously Chief Strategic Officer of Morgan
                                                              Stanley Investment Advisors Inc. and Morgan Stanley Services
                                                              Company Inc. and Executive Vice President of Morgan Stanley
                                                              Distributors Inc. April 1997-June 1998, Vice President of
                                                              the Morgan Stanley Funds May 1997-April 1999, and Executive
                                                              Vice President of Dean Witter, Discover & Co. prior to May
                                                              1997.

Joseph J. McAlinden (60)      Chief Investment    Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer             since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                            Management Inc. and Morgan Stanley Investments LP; and
                                                              Director of Morgan Stanley Trust for five years.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  TRUST           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (46)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of Americas       Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
New York, NY 10020                                            Distributor, Investor Services and certain other
                                                              subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.

John R. Reynoldson (49)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co- head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.

John L. Sullivan (47)         Vice President,     Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex. Head of
                              Treasurer                       Fund Accounting for Morgan Stanley Investment Management.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  TRUST           SERVED    DURING PAST 5 YEARS
John H. Zimmermann, III (45)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
920, 911, 104                                                  Member NASD/SIPC.
VIT ANR 2/03                                                     9490B03-AS-2/03